UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1401 17th Street
Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 10, 2013, we entered into an Extension Agreement (the “Extension Agreement”) with The Karlsson Group, Inc. (“Karlsson”) which restructured the senior first priority secured promissory note, as amended (the “Karlsson Note”), that we originally issued to Karlsson on August 1, 2012 in connection with our purchase of Karlsson’s 50% interest in our subsidiary American West Potash LLC (the “Initial KG Transaction”). As of the date of the Extension Agreement, the outstanding principal balance of the Karlsson Note was approximately $120 million and we were liable to Karlsson for accrued and unpaid interest and accrued tax gross-ups totaling approximately $28 million. Under the terms of the Extension Agreement, we have agreed to use our best efforts to raise a sufficient aggregate amount in equity issuances to prepay the entire Karlsson Note for an aggregate payment of $25 million (the “Discounted Payoff Amount”) on or before March 10, 2014 (the “Prepayment Expiration Date”).  In connection with the Extension Agreement, we further amended some of the documents applicable to the Initial KG Transaction, including the Karlsson Note (the “Karlsson Note Amendment”), the warrants previously issued to Karlsson (the “Warrant Amendments”), and the escrow agreement (the “Amendment to Escrow Agreement”). We also agreed to amend the Additional Consideration Agreement and the Supplemental Payment Agreement upon payment of the Discounted Payoff Amount.

Under the Karlsson Note Amendment, our first tax gross up payment is not due until March 10, 2014 (and such payment will count towards the aggregate $25 million Discounted Payoff Amount).  In addition, we are not required to make the 10% prepayment of the proceeds from the first $1 million we raise between the date of the Extension Agreement and the Prepayment Expiration Date. Under the Karlsson Note Amendment, upon payment of the Discounted Payoff Amount, the Karlsson Note will be deemed paid in full, and Karlsson will release its first priority lien over our assets. However, in the event we do not pay the Discounted Payoff Amount on or before the Prepayment Expiration Date, we will be in default under the Karlsson Note as in effect prior to the Karlsson Note Amendment without the ability to cure such default, which would allow Karlsson to foreclose on all of our assets.

Under the Warrant Amendments we adjusted the exercise price of the existing warrants issued to Karlsson to the lowest price per share of our common stock sold between November 14, 2013 and March 10, 2013, but in no event higher than the current exercise price of $12.50 per share for the warrant issued on May 30, 2012 and $6.00 per share for the warrant issued on June 26, 2013.

Under the Escrow Agreement Amendment, we are not required to deposit 50% of the proceeds from the first $1 million in financings between December 10, 2014 and the Prepayment Expiration Date.

The Extension Agreement contains customary lender releases and indemnification language.  Except as specifically amended by the Extension Agreement and exhibits signed on the Extension Agreement date, all of the KG Initial Transaction documents, as supplemented and amended to date, remain in full force and effect pending payment of the Discounted Payoff Amount.  The Karlsson Group will retain its 2% royalty interest in us following payment of the Discounted Payoff Amount.

Upon payment of the Discounted Payoff Amount, we have agreed to enter into a Mutual Release of Claims with Karlsson and our obligations under our existing agreements with Karlsson shall be terminated, except for certain surviving obligations as set forth on Exhibit B to the Mutual Release of Claims. As consideration for the Extension Agreement, we have agreed, among other things, to (i) pay Karlsson’s legal fees in connection with the preparation and negotiation of the Extension Agreement, with $50,000 payable within two days of the Extension Agreement and the rest payable no later than the Prepayment Expiration Date, (ii) grant Karlsson 750,00 additional warrants (the “Additional Warrant”) with an exercise price equal to the lowest price per share of our common stock sold between November 14, 2013 and the Prepayment Expiration Date, (iii) amend the Additional Consideration Agreement to cover all of our and our affiliates’ current and future land holdings pursuant to royalty agreements, and to record all royalty agreements in the real estate records in Arizona, and (iv) amend the Supplemental Payment Agreement to provide that Karlsson is entitled to a one-time payment of 10% of the net proceeds in excess of $200 million received by the Company upon a sale of the company consummated on or before February 1, 2018.

Item 3.02                                           Unregistered Sales of Equity Securities.

Issuance of the new warrants will not be registered under the Securities Act of 1933.  The issuance of these securities will be exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D and Rule 506 promulgated thereunder.  These securities qualify for exemption since the issuance of the securities by us did not involve a public offering and the purchaser will be an accredited investor as defined in Regulation D. The offering was not a “public offering” as defined in Section 4(2) due to our existing relationship with the purchaser, the insubstantial number of persons involved in the sale, size of the offering, manner of the offering and number of securities offered. Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act and Regulation D for this transaction.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
Exhibit 4.1	Amendment No. 2 to May 30, 2012 Karlsson Group Warrant
Exhibit 4.2	Amendment No. 1 to June 26, 2013 Karlsson Group Warrant

Exhibit 4.3	Form of Warrant to be issued to The Karlsson Group
Exhibit 10.1	Fourth Extension Agreement with The Karlsson Group
Exhibit 10.2	Seventh Amendment to Karlsson Group Senior First Priority Secured Promissory Note
Exhibit 10.3	Fourth Amendment to Karlsson Group Escrow Agreement
Exhibit 10.4	Form of Amendment No. 2 to Karlsson Group Registration Rights Agreement
Exhibit 10.5	Form of Third Amendment to Karlsson Group Supplemental Payment Agreement
Exhibit 10.6	Form of Mutual Release of Claims with The Karlsson Group
Exhibit 10.7	Form of Royalty Agreement with The Karlsson Group
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Damon G. Barber
Date: December 16, 2013		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Amendment No. 2 to May 30, 2012 Karlsson Group Warrant
Exhibit 4.2	Amendment No. 1 to June 26, 2013 Karlsson Group Warrant
Exhibit 4.3	Form of Warrant to be issued to The Karlsson Group
Exhibit 10.1	Fourth Extension Agreement with The Karlsson Group
Exhibit 10.2	Seventh Amendment to Karlsson Group Senior First Priority Secured Promissory Note
Exhibit 10.3	Fourth Amendment to Karlsson Group Escrow Agreement
Exhibit 10.4	Form of Amendment No. 2 to Karlsson Group Registration Rights Agreement
Exhibit 10.5	Form of Third Amendment to Karlsson Group Supplemental Payment Agreement
Exhibit 10.6	Form of Mutual Release of Claims with The Karlsson Group
Exhibit 10.7	Form of Royalty Agreement with The Karlsson Group
Exhibit 99.1	Press Release